UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

Commission File Number: 001-39896

PLAYTIKA HOLDING CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	81-3634591
(State of other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

c/o Playtika Ltd.
HaChoshlim St 8
Herzliya Pituach, Israel
972-73-316-3251
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PLTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in Item 5.02 of the Current Report on Form 8-K filed by Playtika Holding Corp. (the “Company”) with the Securities and Exchange Commission on March 9, 2026, the board of directors of the Company (the “Board”) appointed Tae Lee to serve as the Company’s acting Chief Financial Officer and the Company’s principal financial officer, effective April 1, 2026.

On May 5, 2026, the Board appointed Tae Lee as the Company’s Chief Financial Officer. Mr. Lee will continue to serve as the Company’s principal financial officer.

Mr. Lee, age 41, joined the Company in 2021 as the Company’s Vice President Corporate Finance and has served as the Company’s Senior Vice President Corporate Finance and Investor Relations since 2023. In these roles, Mr. Lee has led the Company’s corporate finance and investor relations functions, including external reporting cadence, strategic finance and financial planning and analysis. Prior to that, he served as Corporate Finance Manager at Meta Platforms, Inc. (f/k/a Facebook, Inc.) from September 2019 to July 2021. Mr. Lee received his Master of Business Administration from Columbia Business School and a Bachelor of Arts in Economics from the University of Chicago.

There are no arrangements or understandings between Mr. Lee and any other persons pursuant to which he was appointed as an officer, and there are no family relationships between him and any director or executive officer of the Company. Mr. Lee has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, including any since the beginning of the Company’s last fiscal year or any currently proposed transaction in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Lee had or will have a direct or indirect material interest.

Mr. Lee’s annual base salary as Chief Financial Officer will remain $600,000 and his target bonus opportunity under the Company’s annual cash bonus program will remain $600,000.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PLAYTIKA HOLDING CORP.
Registrant

By:	/s/ Michael Cohen
Michael Cohen
Chief Legal Officer
Dated as of May 5, 2026